Exhibit 99.1

Spansion Inc. Reports First Quarter 2013 Results

Spansion to Acquire Microcontroller and Analog Business from Fujitsu

Sunnyvale, California, April 30, 2013 -- Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its first quarter ended March 31, 2013.

On a U.S. GAAP basis, Spansion reported first quarter net sales of $189.6 million, gross margin of 24.2%, operating loss of $5.4 million and net loss of $14.4 million.

On a non-GAAP basis, net sales totaled $189.6 million, gross margin was 28.6%, operating income was $10.5 million and net income was $1.5 million.

For a reconciliation of GAAP to non - GAAP results, see accompanying tables “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures” on page 8.

First Quarter 2013 Financial Highlights:

●	Revenue of $189.6 million

●	Non-GAAP gross margin of 28.6%

●	Non-GAAP operating income of $10.5 million or 5.6% of revenue

●	Adjusted EBITDA of $23.1 million

●	Non-GAAP Diluted EPS $0.03

●	Cash, cash equivalents and short term investments of $309.1 million

First Quarter 2013 Business Highlights:

●	Continued market leadership and focused execution

●	Announced 32nm NOR technology development

●	Introduced 40nm embedded Charge Trap (eCT) technology- optimized for high performance, low power and ease of integration with advanced logic process in system-on-chip (SoC) products

●	Recognized $11 million revenue from Embedded SLC NAND

●	Strong design win momentum for NAND and first 8Gb 45nm Parallel NOR product

“We continue to execute our strategy and drive new product innovation and customer momentum with our NOR and NAND Flash memory products across embedded markets,” said John Kispert, president and CEO of Spansion. “As expected, the first quarter was seasonally soft. We are encouraged by design win progress, especially with our newer products as they continue to meet the growing Flash memory requirements across automotive, consumer, communications, gaming and industrial applications.”

Kispert continued, “We are making solid progress on our embedded system-on-chip solutions strategy and last night announced a definitive agreement to acquire Fujitsu’s Microcontroller and Analog businesses. This acquisition, which extends our core competency in Flash Memory, will accelerate new product development in system solutions. The combination of two highly complementary organizations, technologies and products will address customers’ needs for discrete Flash memory, microcontrollers and analog products, as well integrated solutions for embedded designs. With the expanded product portfolio, talent and IP, we will improve the user experience and shape the future of electronics in embedded markets.”

Quarterly Conference Call and Accompanying Slide Presentations

Spansion will host a conference call Tuesday, April 30, 2013 at 5:00 am PDT / 8:00 am EDT to discuss its first quarter 2013 results and the acquisition of Fujitsu’s microcontroller and analog business which Spansion announced yesterday by separate press release. A live webcast of the conference call, with accompanying slide presentations, may be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1-866-271-5140 (toll free), 1-617-213-8893 (International), Passcode: 35257573

An audio replay will be available within two hours of the call through May 7, 2013 and may be accessed via dial-in at 1-888-286-8010 (US), 1-617-801-6888 (International), with the Passcode 69966114 or by webcast on the investor relations section of Spansion's website at http://investor.spansion.com/.

First Quarter 2013 Results

U.S. GAAP Results, in $millions except per share data and percentages

	Q1 2013	Q4 2012	Q1 2012
Net Sales	$189.6	$224.0	$218.8
Gross Margin	24.2%	32.1%	27.1%
Operating Income (Loss)	($5.4)	$15.0	($4.0)
Operating Margin	(2.9%)	6.7%	(1.8%)
Net Income (Loss) attributable to Spansion Inc. common stockholders	($14.4)	$6.9	($13.1)
Diluted Net Income (Loss) Per Share	($0.25)	$0.11	($0.22)

Non-GAAP Results, in $millions except per share data and percentages
	Q1 2013	Q4 2012	Q1 2012
Net Sales	$189.6	$224.0	$218.8
Gross Margin	28.6%	36.1%	30.7%
Operating Income	$10.5	$32.0	$13.6
Operating Margin	5.6%	14.3%	6.2%
Net Income(Loss) attributable to Spansion Inc. common stockholders	$1.5	$21.8	$4.4
Diluted Net Income Per Share	$0.03	$0.34	$0.07

Business Outlook

For the second quarter of 2013, Spansion estimates U.S. GAAP net sales in the range of $200 million to $220 million and GAAP diluted net income per share of ($0.10) to ($0.03). Non-GAAP gross margin is expected to be in the range of 34% to 36%, and non-GAAP diluted EPS is expected to be in the range of $0.16 and $0.23. These estimates exclude amortization of intangibles of approximately $7 million, stock compensation expense of approximately $1 million in COGS and $8 million in Net Income, and charges related to the acquisition of the Fujitsu businesses of approximately $1 million.

About Spansion

Spansion (NYSE: CODE) is a global leader in Flash memory-based embedded systems solutions. Spansion is at the heart of electronics systems, connecting, controlling, storing, and powering everything from automotive electronics and industrial systems to the highly interactive and immersive consumer devices that are enriching people's daily lives. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include statements related to the acquisition of the Fujitsu Microcontroller and Analog business including regarding the timing and the ability to close the transaction, the possibility that anticipated benefits, growth prospects and synergies expected from the acquisition may not be fully realized or may take longer to realize than expected; the accretive nature of the transaction, including incremental margin, EBITDA and EPS estimates for future periods; estimations and variations in market growth and demand for the acquired products and technologies; delays, disruptions, costs and challenges associated with integrating the new business into the company’s existing business, including changing relationships with partners, customers, employees or suppliers; the amount of costs incurred in connection with the supporting and integrating the new business and supporting new customers and partners; ongoing personnel and logistical challenges of managing the new combined organization; our ability to retain and motivate key employees from Fujitsu; and general economic and business conditions. Other risks and uncertainties include: the success of Spansion's plan to focus primarily on the embedded solutions market; the ability to improve our gross margins and to continue to implement successfully our cost reduction efforts; the ability to maintain a competitive cost and expense structure; the ability to maintain a strong product portfolio; the ability to control operating expenses, particularly our sales, general and administrative costs; the ability to retain and expand our customer base in focus markets, and retain and grow our share of business within our customer base; the ability to penetrate further the embedded solutions market with our high density products and expand the number of customers in emerging markets; and the ability to successfully develop and transition to the latest technologies. In addition, the instability of the global economy and tight credit markets could continue to adversely impact  our business in several respects, including adversely impacting credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and reductions and deferrals of demand for our products. We urge investors to review in detail the risks and uncertainties discussed in the company's Securities and Exchange Commission filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended December 30, 2012. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Rahul Mathur
Spansion Inc.	Spansion Inc.
+1.408.616.3817	+1.408.616.6682
michele.landry@spansion.com	rahul.mathur@spansion.com

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended March 31, 2013	Three Months Ended December 30, 2012	Three Months Ended March 25, 2012
Net sales	$189,572	$223,987	$218,758
Cost of sales	143,717	152,047	159,560
Gross Profit	45,855	71,940	59,198

Research and development	22,777	24,771	26,041
Sales, general and administrative	28,483	32,121	32,640
Restructuring charges	-	-	4,518
Operating income (loss)	(5,405)	15,048	(4,001)
Interest & other income	962	2,472	1,505
Interest expense	(7,604)	(7,224)	(7,681)

Income (loss) before income taxes	(12,047)	10,296	(10,177)
Provision for income taxes	(2,388)	(3,428)	(3,445)
Net income (loss)	(14,435)	$6,868	(13,622)
Less: Net loss attributable to non-controlling interest	-	-	(503)
Net income (loss) attributable to Spansion Inc. common stockholders	$(14,435)	$6,868	$(13,119)

Net income (loss) per common share attributable to Spansion Inc. common stockholders
Basic	$(0.25)	$0.11	$(0.22)
Diluted	$(0.25)	$0.11	$(0.22)
Shares used in per share calculation
Basic	58,086	60,144	59,676
Diluted	58,086	61,487	59,676

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands except par value and shares)

Assets	March 31, 2013	December 30, 2012	March 25, 2012
Current assets:
Cash and cash equivalents	$261,732	$262,177	$197,025
Short-term investments	47,398	51,720	63,842
Accounts receivable, net	106,602	106,864	112,988
Inventories	179,648	182,192	159,689
Deferred income taxes	8,663	8,699	5,176
Prepaid expenses and other current assets	39,045	28,531	35,110
Total current assets	643,088	640,183	573,830

Property, plant and equipment, net	170,823	176,728	182,900
Intangible assets	141,670	149,153	170,507
Goodwill	166,688	166,931	167,053
Other assets	32,105	39,171	61,021
Total assets	$1,154,374	$1,172,166	$1,155,311

Liabilities and Equity
Current liabilities:
Accounts payable	70,794	85,542	62,387
Accrued compensation and benefits	19,993	26,080	30,448
Other accrued liabilities	33,658	29,913	55,253
Income taxes payable	2,919	2,618	2,779
Deferred income taxes, short-term	-	-	370
Deferred income	10,996	9,135	17,532
Current portion of long-term debt	11,626	5,382	12,951
Total current liabilities	149,986	158,670	181,720

Deferred income taxes	9,289	9,393	5,032
Long-term debt, less current portion	403,352	410,913	423,056
Other long-term liabilities	31,429	31,416	29,047
Total liabilities	594,056	610,392	638,855
Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 58,086,437 shares issued and outstanding (57,267,409 shares as of December 30, 2012)	59	58	60
Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	-	-	-
Preferred Stock, $0.001 par value, 50,000,000 shares authorized, 0 shares issued and outstanding	-	-	-
Additional paid-in capital	700,134	690,891	683,025
Accumulated deficit	(142,126)	(127,691)	(165,696)
Accumulated other comprehensive income (loss)	2,251	(1,484)	(1,807)
Total Spansion Inc. stockholders’ equity	560,318	561,774	515,582
Non-controlling interest	-	-	874
Total equity	560,318	561,774	516,456
Total liabilities and stockholders’ equity	$1,154,374	$1,172,166	$1,155,311

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended March 31, 2013	Three Months Ended December 30, 2012	Three Months Ended March 25, 2012
Cash Flows from Operating Activities:
Net Income (Loss)	$(14,435)	$6,868	$(13,622)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,910	21,041	25,642
Gain on liquidation of auction rate securities	(1,200)	-	(1,059)
Provision (benefit) for deferred income taxes	(25)	4,063	126
Net gain on sale and disposal of property, plant and equipment	(592)	(760)	(163)
Asset impairment charges	-	-	2,070
Compensation recognized under employee stock plans	8,624	10,187	6,447
Changes in operating assets and liabilities	(5,287)	(16,197)	(4,508)
Net cash provided by operating activities	6,995	25,202	14,933

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	612	1,278	4,227
Purchase of property, plant and equipment	(12,883)	(11,533)	(9,229)
Proceeds from liquidation of auction rate securities	1,530	-	1,059
Purchase of marketable securities	(24,024)	(16,199)	(34,383)
Proceeds from maturities of marketable securities	28,346	13,086	38,396
Net cash provided by (used for) investing activities	(6,419)	(13,368)	70

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	620	230	1,269
Refinancing costs on Term Loan and Revolver	(114)	(2,597)	-
Payments on debt and capital lease obligations	(1,545)	-	(13,632)
Cash settlement on hedging activities	(268)	(274)	(268)
Purchase of bankruptcy claims	-	(24,450)	-
Net cash used for financing activities	(1,307)	(27,091)	(12,631)
Effect of exchange rate on cash and cash equivalents	286	(2,026)	(197)
Net increase (decrease) in cash and cash equivalents	(445)	(17,283)	2,175
Cash and cash equivalents at the beginning of period	262,177	279,460	194,850
Cash and cash equivalents at end of period	$261,732	$262,177	$197,025

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including gross profit, operating income, net income, and adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain expenses that the company believes are not indicative of its core operating results. For more information on non-GAAP financial measures, please see the reconciliations of such measures in the tables of this release.

Management believes these non-GAAP financial measures reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results and provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management. During the quarter ended March 31, 2013 the presentation of non-GAAP financial information included the addition of interest expense, taxes, depreciation and amortization to the net income. Further adjustments due to acquisition related expense and stock compensation expense attempt to exclude items that are either non-cash or non-recurring in nature.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

Gross Profit to Non-GAAP Gross Profit

($ in millions)	Q1 2013	Q4 2012	Q1 2012
GAAP gross profit	$45.9	$71.9	$59.2
Add: Intangibles amortization	6.8	6.8	6.7
Add: Stock compensation expense	1.4	2.1	1.3
Non-GAAP Gross Profit	$54.1	$80.8	$67.2

Operating Income (Loss) to Non-GAAP Operating Income

($ in millions)	Q1 2013	Q4 2012	Q1 2012
GAAP operating income (loss)	$(5.4)	$15.0	$(4.0)
Add: Intangibles amortization	6.8	6.8	6.7
Add: Restructuring charges	-	-	4.5
Add: Stock compensation expense	8.6	10.2	6.4
Add: Acquisition related expense	0.5	-	-
Non-GAAP Operating Income	$10.5	$32.0	$13.6

Net Income (Loss) to Non-GAAP Net ncome and Adjusted EBITDA

($ in millions)	Q1 2013	Q4 2012	Q1 2012
GAAP net income (loss)	$(14.4)	$6.9	$(13.1)
Add: Intangibles amortization	6.8	6.8	6.7
Add: Restructuring charges	-	-	4.5
Add: Stock compensation expense	8.6	10.2	6.4
Less: Net Income attributable to non-controlling interest	-	-	(0.1)
Add: Acquisition related expenses	0.5	-	-
Less: Tessera claim reserve reversal	-	(4.0)	-
Add: Refinancing costs for Term Loan	-	1.9	-
Non-GAAP Net Income	$1.5	$21.8	$4.4
Add: Interest and other expense (income) excluding Tessera claim reserve reversal and refinancing costs for term loan already considered above	6.6	6.9	6.2
Add: Taxes	2.4	3.4	3.4
Add: Depreciation	12.6	13.9	18.4
Adjusted EBITDA	$23.1	$46.0	$32.4